Nationwide Life Insurance Company: • Nationwide VLI Separate Account - 6

Prospectus supplement dated February 19, 2010

to Prospectus dated May 1, 2009

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

On February 12, 2010, the Board of Trustees of the Rydex Variable Trust - Multi-Cap Core Equity fund voted to liquidate the Rydex Variable Trust - Multi-Cap Core Equity fund effective April 23, 2010.

Effective April 23, 2010, this sub-account will no longer be available to receive transfers or new purchase payments.

Effective April 23, 2010, any account value allocated to this sub-account will be transferred to the Nationwide Variable Insurance Trust - NVIT Money Market Fund II on April 23, 2010.